Summary Prospectus Supplement dated October 6, 2010
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. Large Cap Growth Fund
The following information replaces in its entirety the fourth and fifth paragraphs under the heading “Principal Investment Strategies of the Fund”:
     “The portfolio managers utilize a bottom-up stock selection process designed to produce alpha, and a disciplined portfolio construction process designed to manage risk. To narrow the investment universe, the portfolio managers use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The portfolio managers then closely examine company fundamentals including detailed modeling of all of a company’s financial statements, as well as discussions with company management teams, suppliers, distributors, competitors and customers. The portfolio managers utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value. The portfolio managers seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earning expectations that appear fair to conservative.
     The portfolio managers consider whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate or the catalysts for growth are no longer present or reflected in the stock price.”
VILCG-SUM SUP-1 100610